T. Rowe Price Exchange-Traded Funds

Supplement to Statement of Additional Information dated August 1, 2026

Effective August 4, 2026, Sébastien Page replaced Eric L. Veiel as an interested director of all T. Rowe Price Funds.

Under the discussions of the specific experience, qualifications, attributes, or skills for each current director, the information for Mr. Veiel is hereby deleted and the following information is added for Mr. Page:

Sébastien Page is the co-head of Global Investments and chief investment officer at T. Rowe Price Group, Inc., where he also cochairs the Asset Allocation Committee and serves on the Management Committee. He has served as an interested director of all T. Rowe Price Funds since August 4, 2026. Mr. Page has been with T. Rowe Price since 2015. Previously, he was an executive vice president at PIMCO, leading multi-asset solutions research and development, and a senior managing director at State Street Global Markets. He has received multiple research awards from The Journal of Portfolio Management (2003, 2010, 2011, 2022) and the Financial Analysts Journal (2010, 2014). He is the author of “Beyond Diversification” (McGraw Hill, 2020) and “The Psychology of Leadership” (Harriman House, 2025) and coauthor of “Factor Investing and Asset Allocation” (CFA Institute Research Foundation, 2016). He serves on the editorial boards of The Journal of Portfolio Management and the Financial Analysts Journal and is a member of the Board of Directors of the Institute for Quantitative Research in Finance (Q Group). He frequently appears on Bloomberg TV and CNBC and was recognized as one of LinkedIn’s Top Voices in Finance (2022) and a Voice of Influence by the CFA Institute. Mr. Page earned a B.S. in business administration and an M.S. in finance from Sherbrooke University in Quebec, Canada. He also has earned the Chartered Financial Analyst® designation.

In addition, the information provided for Melody Bianchetto is revised as follows:

Melody Bianchetto is an accomplished finance professional with over 30 years of experience. She served as vice president for finance at UVA from 2015 until her retirement in February 2023, with oversight of key financial activities, including tax, accounting, financial reporting, debt and cash management, procurement, payroll, financial planning, and enterprise risk management. Prior to that, she led UVA’s financial planning and analysis function from 1998 to 2015. She currently serves as chair of The Haven Day Shelter, secretary of the Community Investment Collaborative, and treasurer for Madison House, a UVA-affiliated student volunteer organization and of The Sexual Assault Resource Agency. Ms. Bianchetto earned a B.S. in commerce with a concentration in accounting from UVA and an M.B.A. from James Madison University. She is also a licensed certified public accountant (inactive). Ms. Bianchetto served as a member of the Board’s Advisory Committee from February 24, 2023, until July 24, 2023, at which point she was elected as an independent director of all Price Funds. Ms. Bianchetto has served as a member of the Joint Audit Committee since October 1, 2023.

In addition, the information provided for Kellye L. Walker is revised as follows:

Kellye L. Walker was senior vice president, chief legal officer and corporate secretary, global law services, and regulatory affairs of Deere & Company (NYSE: DE) until stepping down from that role in July 2026. She is a seasoned senior executive with over 30 years of experience helping publicly traded companies increase value through forward-thinking, strategic discipline and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment, and security; and information technology. Ms. Walker received a B.S. from Louisiana Tech University and a J.D. from Emory University School of Law. Ms. Walker has served as an independent director of the Price Funds since November 8, 2021, and became a member of the Joint Audit Committee in April 2023.

Under the table setting forth the biographical information for the independent directors, the information provided for Ms. Walker is revised as follows:

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Kellye L. Walker 1966 213 portfolios

Senior Vice President, Chief Legal Officer and Corporate Secretary, Global Law Services and Regulatory Affairs, Deere & Company (April 2024 to July 2026); Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to March 2024)

Lincoln Electric Company (October 2020 to May 2025)

Under the table setting forth the biographical information for the interested directors, the information provided for Mr. Veiel is hereby deleted and the following information for Mr. Page is added:

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Sébastien Page, CFA 1977 213 portfolios	Vice President, T. Rowe Price; and Vice President, T. Rowe Price Group, Inc.	None

The date of this supplement is August 6, 2026.

G85-041 8/6/26